UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                            ________________________

                                    FORM 8-K

                             _______________________

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 7, 2002

                              STARCRAFT CORPORATION
             (Exact name of registrant as specified in its charter)

                                     INDIANA
                 (State or other jurisdiction of incorporation)

                   0-22048                           35-1817634
           (Commission File Number)          (IRS Employer Identification No.)


                               2703 College Avenue
                              Goshen, Indiana 46527
               (Address of principal executive offices)(Zip Code)

        Registrant's telephone number, including area code: (574)533-1105

Item 5.    Other Events.

At a regularly scheduled meeting on August 6, 2002, the Starcraft Corporation Board of Directors appointed Mr. John M. Collins to the Board of Directors. Mr. Collins (age 53) was previously Chairman and owner of the Leer Corporation, an Elkhart, Indiana based manufacturer of automotive accessories. In 1987, he sold the business to an investment group. Mr. Collins has a variety of other business interests and is actively involved with charitable and community organizations.

Mr. Collins qualifies under applicable guidelines as an independent director of the Company. His appointment is effective immediately.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           /s/ Timothy L. Burke
                                           ----------------------------
                                           Timothy L. Burke,
                                           Chief Financial Officer and
                                           Secretary
Dated: August 9, 2002